                                                                     Exhibit 4.4

================================================================================

                                 THE KROGER CO.
                         AND THE GUARANTORS NAMED HEREIN
                                       TO
                       FIRSTAR BANK, NATIONAL ASSOCIATION
                                     Trustee


                                   ----------

                          THIRD SUPPLEMENTAL INDENTURE

                            Dated as of June 25, 1999

                                       TO

                                    INDENTURE

                            Dated as of June 25, 1999
                                   ----------



                           6.34% SENIOR NOTES DUE 2001


================================================================================

                                TABLE OF CONTENTS


                                               ARTICLE ONE

                                               DEFINITIONS

SECTION 101. DEFINITIONS..........................................................................................2


                                               ARTICLE TWO

                                              SECURITY FORMS

Section 201.  Form of Securities of this Series...................................................................8
Section 202.  Form of Face of Security............................................................................9
Section 203.  Form of Reverse of Security........................................................................19
Section 204.  Form of Guarantee..................................................................................23
Section 205.  Global Securities..................................................................................28

                                              ARTICLE THREE

                                          TRANSFER AND EXCHANGE

Section 301.  Transfer and Exchange..............................................................................29

                                               ARTICLE FOUR

                                         THE SERIES OF SECURITIES

Section 401. Title and Terms.....................................................................................32

                                               ARTICLE FIVE

                               MODIFICATIONS AND ADDITIONS TO THE INDENTURE

Section 501. Modifications to the Consolidation, Merger, Conveyance, Transfer or Lease Provisions................34
Section 502. Other Modifications.................................................................................35
Section 503. Additional Covenants; Defeasance and Covenant Defeasance............................................35
Section 504. Redemption of Securities............................................................................44

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
                                               ARTICLE SIX

                                                GUARANTEE

Section 601. Guarantee...........................................................................................44
Section 602. Waiver of Demand....................................................................................45
Section 603. Guarantee of Payment................................................................................46
Section 604. No Discharge or Diminishment of Guarantee...........................................................46
Section 605. Defenses of Company Waived..........................................................................46
Section 606. Continued Effectiveness.............................................................................46
Section 607. Subrogation.........................................................................................47
Section 608. Information.........................................................................................47
Section 609. Subordination.......................................................................................47
Section 610. Termination.........................................................................................48
Section 611. Guarantees of Other Indebtedness....................................................................48
Section 612. Additional Guarantors...............................................................................48
Section 613. Limitation of Guarantor's Liability.................................................................49
Section 614. Contribution from Other Guarantors..................................................................49
Section 615. No Obligation to Take Action Against the Company....................................................49
Section 616. Dealing with the Company and Others.................................................................49
Section 617. Execution and Delivery of the Guarantee.............................................................50

                                              ARTICLE SEVEN

                                              MISCELLANEOUS

Section 701. Miscellaneous.......................................................................................51

                  THIRD SUPPLEMENTAL INDENTURE, dated as of June 25, 1999, among The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), having its principal office at 1014 Vine Street, Cincinnati, Ohio 45202, the guarantors listed on the signature pages and Schedule I hereto (each, a "Guarantor") and Firstar Bank, National Association, a banking corporation duly organized and existing under the laws of the State of Ohio, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has heretofore executed and delivered to the Trustee an Indenture dated as of June 25, 1999 (the "Indenture"), providing for the issuance from time to time of the Company's unsecured debentures, securities or other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided.

                  Section 201 of the Indenture permits the form of the Securities of any series to be established pursuant to an indenture supplemental to the Indenture.

                  Section 301 of the Indenture permits the terms of the Securities of any series to be established in an indenture supplemental to the Indenture.

                  Section 901(7) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture for the purpose of establishing the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture.

                  Section 901(9) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture to make any other provisions with respect to matters or questions arising under the Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

                  Each of the Guarantors has duly authorized the issuance of a guarantee of the Securities, as set forth herein, and to provide therefor, each of the Guarantors has duly authorized the execution and delivery of this Third Supplemental Indenture.

                  The Company and the Guarantors, pursuant to the foregoing authority, propose in and by this Third Supplemental Indenture to establish the terms and form of the Securities of a new series and to amend and supplement the Indenture in certain respects with respect to the Securities of such series.

                  All things necessary to make this Third Supplemental Indenture a valid agreement of the Company and the Guarantors, and a valid amendment of and supplement to the Indenture, have been done.

                  NOW, THEREFORE, THIS Third Supplemental Indenture WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of the series to be created hereby, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

Section 101.      DEFINITIONS.

                  (a) For all purposes of this Third Supplemental Indenture:

                           (1) Capitalized terms used herein without definition
                  shall have the meanings specified in the Indenture;

                           (2) All references herein to Articles and Sections,
                  unless otherwise specified, refer to the corresponding Articles and Sections of this Third Supplemental Indenture and, where so specified, to the Articles and Sections of the Indenture as supplemented by this Third Supplemental Indenture; and

                           (3) The terms "hereof", "herein", "hereby", "hereto",
                  "hereunder" and "herewith" refer to this Third Supplemental Indenture.

                  (b) For all purposes of the Indenture and this Third Supplemental Indenture, with respect to the Securities of the series created hereby, except as otherwise expressly provided or unless the context otherwise requires:

                           "Applicable Procedures" means, with respect to any
                  transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

                           "Attributable Debt" means, in connection with a Sale
                  and Lease-Back Transaction, as of any particular time, the aggregate of present values (discounted at a rate per annum equal to the interest rate borne by the Securities of the series created by this Third Supplemental Indenture) of the obligations of the Company or any Restricted Subsidiary for net rental payments during the remaining primary term of the applicable lease, calculated in accordance with generally accepted accounting principles. The term "net rental payments" under any lease for any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates, operating and labor costs or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

                                    "Book-Entry Security" means any Global
                  Securities bearing the legend specified in Section 202 evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                           "Business Day" means any day other than a Saturday or
                  Sunday or a day on which banking institutions in New York City or Cincinnati, Ohio are authorized or obligated by law or executive order to close.

                           "Capital Lease" means any lease of property which, in
                  accordance with generally accepted accounting principles, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet; and "Capitalized Lease Obligation" means the amount of the liability which should be so capitalized or disclosed.

                           "Cedel" means CEDEL, S.A. (or any successor
                  securities clearing agency).

                           "Commission" means the United States Securities and
                  Exchange Commission.

                           "Consolidated Net Tangible Assets" means, for the
                  Company and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles, the aggregate amounts of assets (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under generally accepted accounting principles) which under generally accepted accounting principles would be included on a balance sheet after deducting therefrom (a) all liability items except deferred income taxes, commercial paper, short-term bank Indebtedness, Funded Indebtedness, other long-term liabilities and shareholders' equity and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case would be so included on such balance sheet.

                           "Credit Facility" means any credit agreement, loan
                  agreement or credit facility, whether syndicated or not, involving the extension of credit by banks or other credit institutions, entered into by the Company or Fred Meyer, Inc. and outstanding on the date of this Third Supplemental Indenture, and any refinancing or other restructuring of such agreement or facility.

                           "Depositary" means, with respect to the Securities
                  issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                           "Euroclear" means the Euroclear Clearance System (or
                  any successor securities clearing agency).

                           "Exchange Act" means the Securities Exchange Act of
                  1934 or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

                           "Exchange Offer" means the exchange offer by the
                  Company of Series B Securities for Series A Securities to be effected pursuant to the Registration Rights Agreement.

                           "Exchange Offer Registration Statement" means the
                  registration statement under the Securities Act contemplated by the Registration Rights Agreement.

                           "Funded Indebtedness" means any Indebtedness maturing
                  by its terms more than one year from the date of the determination thereof, including (i) any Indebtedness having a maturity of 12 months or less but by its terms renewable or extendible at the option of the obligor to a date later than 12 months from the date of the determination thereof and (ii) rental obligations payable more than 12 months from the date of determination thereof under Capital Leases (such rental obligations to be included as Funded Indebtedness at the amount so capitalized at the date of such computation and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Indebtedness at the amount so capitalized).

                           "Global Securities" means the Rule 144A Global
                  Securities, the Regulation S Global Securities and the Series B Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 205 hereof.

                           "Holder" means any holder of any security pursuant
                  to, and in accordance with, the terms of the Indenture.

                           "Initial Purchaser" means each of Goldman, Sachs &
                  Co., Banc One Capital Markets, Inc., Banc of America Securities LLC, Chase Securities Inc.
                  and Solomon Smith Barney Inc.

                           "Initial Securities" has the meaning stated in
                  Section 401 hereof.

                           "Non-Restricted Subsidiary" means any Subsidiary that
                  the Company's Board of Directors has in good faith declared pursuant to a written resolution not to be of material importance, either singly or together with all other Non-Restricted Subsidiaries, to the business of the Company and its consolidated Subsidiaries taken as a whole.

                           "Non-U.S. Person" means a Person who is not a "U.S.
                  Person" as defined in Regulation S under the Securities Act.

                           "Obligations" has the meaning stated in Section 601
                  hereof.

                           "Operating Assets" means all merchandise inventories,
                  furniture, fixtures and equipment (including all transportation and warehousing equipment but excluding office equipment and data processing equipment) owned or leased pursuant to Capital Leases by the Company or a Restricted Subsidiary.

                           "Operating Property" means all real property and
                  improvements thereon owned or leased pursuant to Capital Leases by the Company or a Restricted Subsidiary and constituting, without limitation, any store, warehouse, service center or distribution center wherever located, provided that such term shall not include any store, warehouse, service center or distribution center which the Company's Board of Directors declares by written resolution not to be of material importance to the business of the Company and its Restricted Subsidiaries.

                           "Private Placement Legend" has the meaning stated in
                  Section 202 hereof.

                           "Prospectus" means the prospectus included in a
                  Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Series A Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                           "Registration Rights Agreement" means the Exchange
                  and Registration Rights Agreement, dated as of June 25, 1999, by and among the Company, the Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

                           "Registration Statement" means any registration
                  statement of the Company and the Guarantors which covers any of the Series A Securities (and related guarantees) or Series B Securities (and related guarantees) pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                           "Regulation S" means Regulation S promulgated under
                  the Securities Act or any successor rule or regulation substantially to the same effect.

                           "Regulation S Global Security" means one or more
                  permanent Global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

                           "Restricted Period" has the meaning stated in Section
                  201 hereof.

                           "Restricted Subsidiaries" means all Subsidiaries
                  other than Non-Restricted Subsidiaries.

                           "Rule 144" means Rule 144 promulgated under the
                  Securities Act, any successor rule or regulation to substantially the same effect or any additional rule or regulation under the Securities Act that permits transfers of restricted securities without registration such that the transferee thereof holds securities that are freely tradeable under the Securities Act.

                           "Rule 144A" means Rule 144A promulgated under the
                  Securities Act or any successor rule or regulation to substantially the same effect.

                           "Rule 144A Global Securities" means one or more
                  permanent Global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

                           "Sale and Lease-Back Transaction" has the meaning
                  specified in Section 1010.

                           "Securities" has the meaning stated in Section 401
                  hereof.

                           "Securities Act" means the United States Securities
                  Act of 1933, as amended.

                           "Series A Security" has the meaning stated in Section
                  401 hereof.

                           "Series B Security" has the meaning stated in Section
                  401 hereof.

                           "Series B Global Securities" means one or more
                  permanent Global Securities in registered form representing the aggregate principal amount of Series B Securities exchanged for Series A Securities pursuant to the Exchange Offer.

                           "Shelf Registration Statement" means a "shelf"
                  registration statement of the Company and the Guarantors pursuant to the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                           "Subsidiary" means (i) any corporation or other
                  entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company and/or one or more Subsidiaries or (ii) any partnership of which more than 50% of the partnership interest is owned by the Company or any Subsidiary.

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.  FORM OF SECURITIES OF THIS SERIES.

                  The Securities of this series shall be in the form set forth in this Article. Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Securities offered and sold in reliance on Regulation S shall be initially issued in the form of one or more Regulation S Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit by the Depositary to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided; provided, however, that upon such deposit through and including the 40th day after the later of the commencement of the offering of the Securities and the original issue date of the Securities (such period through and including such 40th day, the "Restricted Period"), all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Cedel unless exchanged for interests in the Rule 144A Global Securities in accordance with the transfer and certification requirements described below. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Series B Securities exchanged for Series A Securities shall be issued initially in the form of one or more Series B Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Series B Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

Section 202. FORM OF FACE OF SECURITY.

                  (a) The form of the face of any Series A Securities authenticated and delivered hereunder shall be substantially as follows:

                  Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for a Series B Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, then such Initial Security which is a Rule 144A Global Security and such Initial Security which is a Regulation S Global Security shall each bear the respective legend set forth below (a "Private Placement Legend") on the face thereof:

                  [Legend if Rule 144A Global Security]

                  THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                  [Legend if Regulation S Global Security]

                  THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE NOTES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE KROGER CO. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 THE KROGER CO.

                      6.34% Senior Notes due 2001, Series A

                                                            CUSIP No. __________

No. .........                                                         $ ........

                  The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to .............................., or registered assigns, the principal sum of .....................................
Dollars on June 1, 2001, and to pay interest thereon from June 25, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 1999, at the rate of interest of 6.34% per annum, subject to adjustment as described in the next paragraph until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement among the Company, the Guarantors and the Initial Purchasers, dated June 25, 1999, pursuant to which, subject to the terms and conditions thereof, the Company and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and the related Guarantees) shall have the right to exchange this Security (and the related Guarantees) for 6.34% Senior Notes due 2001, Series B and related guarantees (herein called the "Series B Securities") in like principal amount as provided therein. In addition, the Company and the Guarantors have agreed to use their reasonable efforts to register the Securities for resale under the Securities Act through a Shelf Registration Statement in the event that the Exchange Offer is not consummated within 225 calendar days after the original issue of the Securities or under certain other circumstances. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th calendar day following the date of original issue of the Series A Securities, (b) the Shelf Registration Statement is not filed with the Commission on or prior to the date is was required to be filed in accordance with the terms of the Registration Rights Agreement, (c) the Exchange Offer Registration Statement is not declared effective within 180 days following the date of the original issue of the Series A Securities, (d) a Shelf Registration Statement required to be filed is not declared effective on or prior to 120 days after it was filed, (e) the Exchange Offer is not consummated on or prior to the 225th calendar day following the date of original issue of the Series A Securities, or (f) the Exchange Offer Registration Statement or the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn or become subject to an effective stop order suspending its effectiveness (except as specifically permitted in the Registration Rights Agreement) without being succeeded immediately by an additional registration statement which becomes effective (each such event referred to in clauses (a) through (f) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by one-quarter of one percent per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) will increase by an additional one-quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Immediately following the cure of a Registration Default the accrual of additional interest with respect to that particular Registration Default will cease.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same form and effect as if made on such Interest Payment Date or the maturity date of this Security.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:
                                                     THE KROGER CO.


                                                     By.........................

Attest:

 ....................................

                  (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE KROGER CO. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 THE KROGER CO.

                      6.34% Senior Notes due 2001, Series B

                                                               CUSIP No. _______

No. .........                                                         $ ........

                  The Kroger Co., a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to .............................., or registered assigns, the principal sum of .....................................
Dollars on June 1, 2001, and to pay interest thereon from June 25, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 1999, at the rate of interest of 6.34% per annum until the principal hereof is paid or made available for payment, provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  This Series B Security was issued pursuant to the Exchange Offer pursuant to which the 6.34% Senior Notes due 2001, Series A, and related Guarantees (herein called the "Series A Securities") in like principal amount were exchanged for the Series B Securities and related Guarantees. The Series B Securities rank pari passu in right of payment with the Series A Securities.

                  For any period in which the Series A Security exchanged for this Series B Security was outstanding, in the event that (a) the Exchange Offer Registration Statement shall not have been filed with the Commission on or prior to the 90th calendar day following the date of original issue of the Series A Securities, (b) the Shelf Registration Statement shall not have been filed with the Commission on or prior to the date is was required to be filed in accordance with the terms of the Registration Rights Agreement, (c) the Exchange Offer Registration Statement shall not have been declared effective within 180 days following the date of the original issue of the Series A Securities, (d) a Shelf Registration Statement required to be filed shall not have been declared effective on or prior to 120 days after it was filed, (e) the Exchange Offer shall not have been consummated on or prior to the 225th calendar day following the date of original issue of the Series A Securities, or (f) the Exchange Offer Registration Statement or the Shelf Registration Statement shall have been filed and declared effective but shall thereafter be withdrawn or become subject to an effective stop order suspending its effectiveness (except as specifically permitted in the Registration Rights Agreement) without being succeeded immediately by an additional registration statement which becomes effective (each such event referred to in clauses (a) through (f) above, a "Registration Default"), the interest rate borne by the Series A Securities shall have increased by one-quarter of one percent per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) shall have increased by an additional one-quarter of one percent each 90-day period that such additional interest continued to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Immediately following the cure of a Registration Default the accrual of additional interest with respect to that particular Registration Default shall have ceased; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a) through (e) shall have occurred, the interest rate again shall have increased pursuant to the foregoing provisions. To the extent that interest at such increased rate shall not have been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue at such increased rate, from the most recent Interest Payment Date to which interest at such increased rate on the Series A Security exchanged for this Series B Security has been paid or duly provided for, to the date on which the particular Registration Default shall have been cured.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Cincinnati, Ohio, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  In the case where any Interest Payment Date or the maturity date of this Security does not fall on a Business Day, payment of interest or principal otherwise payable on such day need not be made on such day, but may be made on the next succeeding Business Day with the same form and effect as if made on such Interest Payment Date or the maturity date of this Security.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:
                                                     THE KROGER CO.


                                                     By.........................

Attest:

 .............................

Section 203.  FORM OF REVERSE OF SECURITY.

                  (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                  This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities") issued and to be issued under an Indenture dated as of June 25, 1999 between the Company and Firstar Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the Third Supplemental Indenture dated as of June 25, 1999 (as so supplemented, herein called the "Indenture"), between the Company, the Guarantors named therein and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors named therein, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

                  The Securities of this series will not be redeemable.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

                  Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  (b) The form of the reverse of the Series B Securities shall be substantially as follows:

                  This Security is one of a duly authorized issue of Securities of the Company (herein called the "Securities") issued and to be issued under an Indenture dated as of June 25, 1999 between the Company and Firstar Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the Third Supplemental Indenture dated as of June 25, 1999 (as so supplemented, herein called the "Indenture"), between the Company, the Guarantors named therein and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

                  The Securities of this series will not be redeemable.

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                  If an Event of Default shall occur and be continuing, the principal of all Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 50% in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of like tenor, of a different authorized denomination, as requested by the Holder surrendering the same.

                  Except where otherwise specifically provided in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  FORM OF GUARANTEE.

                  The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

         For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Six of the Third Supplemental Indenture to the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

Attest*:                        The Guarantors listed on Schedule I hereto


                                By*:
---------------------------         -----------------------------------
                                     Name:
                                     Title:

Attest: HENPIL, INC., as Guarantor of the Securities WYDIV, INC., as Guarantor of the Securities


                                By:
---------------------------         -----------------------------------
                                     Name:
                                     Title:

Attest:                         VINE COURT ASSURANCE INCORPORATED,
                                as Guarantor of the Securities


                                By:
---------------------------         -----------------------------------
                                     Name:
                                     Title:

----------------
* Signing as duly authorized officer for each such Guarantor.

Attest:                         KROGER DEDICATED LOGISTICS CO.,
                                as Guarantor of the Securities



                                By:
---------------------------         -----------------------------------
                                     Name:
                                     Title:

Attest:                         RICHIE'S, INC.,
                                as Guarantor of the Securities



                                By:
---------------------------         -----------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE I

                                   Guarantors
                                   ----------

Name of Guarantor                                     State of Organization
-----------------------------------------------------------------------------

Dillon Companies, Inc.                                Kansas
Drug Distributors, Inc.                               Indiana
Inter-American Foods, Inc.                            Ohio
J.V. Distributing, Inc.                               Michigan
KRGP Inc.                                             Ohio
KRLP Inc.                                             Ohio
The Kroger Co. of Michigan                            Michigan
Kroger Limited Partnership I                          Ohio (limited partnership)
   By: KRGP Inc., the General Partner
Kroger Limited Partnership II                         Ohio (limited partnership)
   By: KRGP Inc., the General Partner
Peyton's-Southeastern, Inc.                           Tennessee
Rocket Newco, Inc.                                    Texas
Topvalco, Inc.                                        Ohio

City Market, Inc.                                     Colorado
Dillon Real Estate Co., Inc.                          Kansas
Fry's Leasing Company, Inc.                           Arizona
Jackson Ice Cream Co., Inc.                           Kansas
Junior Food Stores of West Florida, Inc.              Florida
Kwik Shop, Inc.                                       Kansas
Mini Mart, Inc.                                       Wyoming
Quik Stop Markets, Inc.                               California
THGP Co., Inc.                                        Pennsylvania
THLP Co., Inc.                                        Pennsylvania
Turkey Hill, L.P.                                     Pennsylvania (limited
                                                         partnership)
Wells Aircraft, Inc.                                  Kansas

Fred Meyer, Inc.                                      Delaware
Fred Meyer Stores, Inc.                               Delaware
CB&S Advertising Agency, Inc.                         Oregon
Distribution Trucking Company                         Oregon
FM, Inc.                                              Utah
FM Holding Corporation                                Delaware
Grand Central, Inc.                                   Utah

Name of Guarantor                                     State of Organization
-----------------------------------------------------------------------------
FM Retail Services, Inc.                              Washington
Fred Meyer of Alaska, Inc.                            Alaska
Fred Meyer of California, Inc.                        California
Fred Meyer Jewelers, Inc.                             Delaware
Merksamer Jewelers, Inc.                              California
Roundup Co.                                           Washington
JH Properties, Inc.                                   Washington
Smith's Food & Drug Centers, Inc.                     Delaware
Compare, Inc.                                         Delaware
Saint Lawrence Holding Company                        Delaware
Smith's Beverage of Wyoming, Inc.                     Wyoming
Smitty's Supermarkets, Inc.                           Delaware
Smitty's Equipment Leasing, Inc.                      Delaware
Smitty's Super Valu, Inc.                             Delaware
Treasure Valley Land Company, L.C.                    Idaho
Western Property Investment Group, Inc.               California

Quality Food Centers, Inc.                            Washington
Hughes Markets, Inc.                                  California
Hughes Realty, Inc.                                   California
KU Acquisition Corporation                            Washington
Second Story, Inc.                                    Washington
Quality Food, Inc.                                    Delaware
Quality Food Holdings, Inc.                           Delaware
QFC Sub, Inc.                                         Washington

Food 4 Less Holdings, Inc.                            Delaware
Ralphs Grocery Company                                Delaware
Alpha Beta Company                                    California
Bay Area Warehouse Stores, Inc.                       California
Bell Markets, Inc.                                    California
Cala Co.                                              Delaware
Cala Foods, Inc.                                      California
Crawford Stores, Inc.                                 California
Food 4 Less of California, Inc.                       California
Food 4 Less of Southern California, Inc.              Delaware
Food 4 Less Merchandising, Inc.                       California
Food 4 Less GM, Inc.                                  California

Section 205. GLOBAL SECURITIES.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 202.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Guarantors, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantors, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) [Intentionally Omitted].

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Section 205 and the Indenture. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Section 205 and the Indenture or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 205 and the Indenture, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Section 205 and the Indenture if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

                                  ARTICLE THREE
                              TRANSFER AND EXCHANGE

Section 301. TRANSFER AND EXCHANGE.

                  (a) CERTAIN TRANSFERS AND EXCHANGES. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 301 shall be made only in accordance with this Section 301.

                           (i) RULE 144A GLOBAL SECURITY TO REGULATION S GLOBAL
                  SECURITY. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) a Regulation S Certificate in the form of Exhibit A hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to paragraph (iv) below, shall reduce the principal amount of the



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

                  Rule 144A Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 205(c).

                           (ii) REGULATION S GLOBAL SECURITY TO RULE 144A GLOBAL
                  SECURITY. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this paragraph (ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form of Exhibit B hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in Section 205(c).

                           (iii) EXCHANGES BETWEEN GLOBAL SECURITY AND
                  NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 301(b), PROVIDED that, if such interest is a beneficial interest in the Rule 144A Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall bear the appropriate Private Placement Legend (subject in each case to Section 301(b). Securities which are not in global form may not be exchanged for beneficial interests in any global note unless the transferor first delivers to the trustee a written certificate to the effect that the transfer will comply with the appropriate transfer restrictions applicable to those securities.

                           (iv) REGULATION S GLOBAL SECURITY TO BE HELD THROUGH
                  EUROCLEAR OR CEDEL DURING RESTRICTED PERIOD. The Company shall use its reasonable efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; PROVIDED that this paragraph (iv) shall not prohibit any transfer or exchange of such an interest in accordance with paragraph (ii) above.

                  (b) PRIVATE PLACEMENT LEGENDS. Rule 144A Securities and their Successor Securities and Regulation S Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

                           (i) subject to the following clauses of this Section
                  301(b), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Private Placement Legend borne by such Global Security while represented thereby;

                           (ii) subject to the following Clauses of this Section
                  301(b), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Private Placement Legend borne by such other Security;

                           (iii) Exchange Securities, and all other Securities
                  sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities, shall not bear a Private Placement Legend;

                           (iv) at any time after the Securities may be freely
                  transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate substantially in the form of Exhibit C hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Section 301 and the Indenture;

                           (v) a new Security which does not bear a Private
                  Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Section 301 and the Indenture; and

                           (vi) notwithstanding the foregoing provisions of this
                  Section 301(b), a Successor Security of a Security that does not bear a particular form of Private Placement Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this
                  Section 301 and the Indenture.

                  By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 205 or this Section 301. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.


                                  ARTICLE FOUR

                            THE SERIES OF SECURITIES

Section 401. TITLE AND TERMS.

                  There shall be a series of securities designated as the "6.34% Senior Notes due 2001, Series A" of the Company (the "Series A Securities" or the "Initial Securities") and a series of securities designated as the "6.34% Senior Notes due 2001, Series B" of the Company (the "Series B Securities" and, together with the Series A Securities, the "Securities"). The Stated Maturity of the Securities shall be June 1, 2001, and they shall bear interest at the rate of 6.34% per annum, subject to increase as set forth in the Registration Rights Agreement.

                  Interest on the Securities of this series will be payable semi-annually on June 1 and December 1 of each year, commencing December 1, 1999, until the principal thereof is made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the Securities of this series (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  In the case where any Interest Payment Date or the maturity date of the Securities of this series does not fall on a Business Day, payment of interest or principal otherwise payable on such date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the maturity date of the Securities of this series.

                  The aggregate principal amount of Securities of this series which may be authenticated and delivered under this Third Supplemental Indenture is limited to $250,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of this series pursuant to Section 304, 305 and 306 of the Indenture and except for any Securities of this series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture.

                  The Securities of this series will be represented by one or more Global Securities representing the entire $250,000,000 aggregate principal amount of the Securities of this series, and the Depositary with respect to such Global Security or Global Securities will be The Depository Trust Company.

                  The Place of Payment for the principal of (and premium, if any) and interest on the Securities of this series shall be the office or agency of the Company in the City of Cincinnati, State of Ohio, maintained for such purpose, which shall be the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities of this series are redeemable prior to maturity at the option of the Company as provided in this Third Supplemental Indenture.

                  The Securities of this series are not subject to a sinking fund and the provisions of Section 501(3) and Article Twelve of the Indenture shall not be applicable to the Securities of this series.

                  The Securities of this series are subject to defeasance at the option of the Company as provided in this Third Supplemental Indenture.

                  For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class and are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.


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

                                  ARTICLE FIVE

                  MODIFICATIONS AND ADDITIONS TO THE INDENTURE

Section 501. MODIFICATIONS TO THE CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE PROVISIONS.

                  With respect to the Securities of this series, Section 801 of the Indenture shall be deleted in its entirety and the following shall be substituted therefor:

                  "Section 801. Covenant Not to Merge, Consolidate, Sell or Convey PROPERTY EXCEPT UNDER CERTAIN CONDITIONS.

                  The Company covenants that it will not merge with or into or consolidate with any corporation, partnership, or other entity or sell, lease or convey all or substantially all of its assets to any other Person, unless (i) either the Company shall be the continuing corporation, or the successor entity or the Person which acquires by sale, lease or conveyance all or substantially all the assets of the Company (if other than the Company) shall be a corporation or partnership organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume all obligations of the Company under this Indenture and the Securities of the series created by the Third Supplemental Indenture, including the due and punctual payment of the principal of and interest on all the Securities of the series created by the Third Supplemental Indenture according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed or observed by the Company, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such entity, and (ii) the Company, such person or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition and, immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

                  Section 802. SUCCESSOR SUBSTITUTED

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, lease or conveyance of all or substantially all of the assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities."

Section 502. OTHER MODIFICATIONS.

                  With respect to the Securities of this series, the Indenture shall be modified as follows:

                  (a) The eighth paragraph of Section 305 of the Indenture shall be modified by inserting ", and a successor Depositary is not appointed by the Company within 90 days" at the end of clause (i) in such paragraph; and

                  (b) Section 401 of the Indenture shall be modified by adding to the end of such Section the following paragraph:

                  "For the purpose of this Section 401, trust funds may consist of (A) money in an amount, or (B) U.S. Government Obligations (as defined in Section 1304) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
                  (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities of this series on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities of this series."


Section 503. ADDITIONAL COVENANTS; DEFEASANCE AND COVENANT DEFEASANCE.

                  (a) With respect to the Securities of this series, the following provisions shall be added as Sections 1009 and 1010 and as Article Thirteen (Section references contained in these additional provisions are to the Indenture as supplemented by this Third Supplemental Indenture):

                  "Section 1009.  LIMITATIONS ON LIENS.

                  After the date hereof and so long as any Securities of the series created by the Third Supplemental Indenture are Outstanding, the Company will not issue, assume or guarantee, and will not permit any Restricted Subsidiary to issue, assume or guarantee, any Indebtedness which is secured by a mortgage, pledge, security interest, lien or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any of the foregoing) (each being hereinafter referred to as a "lien" or "liens") of or upon any Operating Property or Operating Asset, whether now owned or hereafter acquired, of the Company or any Restricted Subsidiary without effectively providing that the Securities of the series created by the Third Supplemental Indenture (together with, if the Company shall so determine, any other Indebtedness of the Company ranking equally with the Securities) shall be equally and ratably secured by a lien on such assets ranking ratably with and equal to (or at the Company's option prior to) such secured Indebtedness; provided that the foregoing restriction shall not apply to:

                  (a) liens on any property or assets of any corporation existing at the time such corporation becomes a Restricted Subsidiary provided that such lien does not extend to any other property of the Company or any of its Restricted Subsidiaries;

                  (b) liens on any property or assets (including stock) existing at the time of acquisition of such property or assets by the Company or a Restricted Subsidiary, or liens to secure the payment of all or any part of the purchase price of such property or assets (including stock) upon the acquisition of such property or assets by the Company or a Restricted Subsidiary or to secure any indebtedness incurred, assumed or guaranteed by the Company or a Restricted Subsidiary for the purpose of financing all or any part of the purchase price of such property or, in the case of real property, construction or improvements thereon or attaching to property substituted by the Company to obtain the release of a lien on other property of the Company on which a lien then exists, which indebtedness is incurred, assumed or guaranteed prior to, at the time of, or within 18 months after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation at such property, whichever is later (which in the case of a retail store is the opening of the store for business to the public)); provided that in the case of any such acquisition, construction or improvement, the lien shall not apply to any other property or assets theretofore owned by the Company or a Restricted Subsidiary;

                  (c) liens on any property or assets to secure Indebtedness of a Restricted Subsidiary to the Company or to another Restricted Subsidiary;

                  (d) liens on any property or assets of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Company or a Restricted Subsidiary provided that such lien does not extend to any other property of the Company or any of its Restricted Subsidiaries;

                  (e) liens on any property or assets of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the property or assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financings);

                  (f) liens existing on properties or assets of the Company or any Restricted Subsidiary existing on the date hereof; provided that such liens secure only those obligations which they secure on the date hereof or any extension, renewal or replacement thereof;

                  (g) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any lien referred to in the foregoing clauses (a) through (f), inclusive; provided that such extension, renewal or replacement shall be limited to all or a part of the property or assets which secured the lien so extended, renewed or replaced (plus improvements and construction on real property);

                  (h) liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehouseman's, vendors', or other similar liens arising in the ordinary course of business of the Company or a Restricted Subsidiary, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Company or any Restricted Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens;

                  (i) pledges, liens or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Company or any Restricted Subsidiary is a party, or to secure the public or statutory obligations of the Company or any Restricted Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business;

                  (j) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 30 days of the date of judgment; or liens incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Restricted Subsidiary is a party;

                  (k) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property or assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Company, materially impair the use of such property or assets in the operation of the business of the Company or such Restricted Subsidiary or the value of such property or assets for the purposes of such business; or

                  (l) liens not permitted by clauses (a) through (k) above if at the time of, and after giving effect to, the creation or assumption of any such lien, the aggregate amount of all Indebtedness of the Company and its Restricted Subsidiaries secured by all such liens not so permitted by clauses (a) through (k) above together with the Attributable Debt in respect of Sale and

                  Lease-Back Transactions permitted by paragraph (a) of Section 1010 does not exceed 10% of Consolidated Net Tangible Assets.

                  Section 1010. LIMITATIONS ON SALE AND LEASE-BACK TRANSACTIONS.

                  After the date hereof and so long as any Securities of the series created by the Third Supplemental Indenture are Outstanding, the Company agrees that it will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or a Restricted Subsidiary of any Operating Property or Operating Asset (other than any such arrangement involving a lease for a term, including renewal rights, for not more than 3 years and leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), whereby such Operating Property or Operating Asset has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such Person (herein referred to as a "Sale and Lease-Back Transaction"), unless:

                        (a) the Company or such Restricted Subsidiary would, at
                  the time of entering into a Sale and Lease-Back transaction, be entitled to incur Indebtedness secured by a lien on the Operating Property or Operating Asset to be leased in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without equally and ratably securing the Securities of the series created by the Third Supplemental Indenture pursuant to Section 1009; or

                        (b) the proceeds of the sale of the Operating Property
                  or Operating Asset to be leased are at least equal to the fair market value of such Operating Property or Operating Asset (as determined by the chief financial officer or chief accounting officer of the Company) and an amount in cash equal to the net proceeds from the sale of the Operating Property or Operating Asset so leased is applied, within 180 days of the effective date of any such Sale and Lease-Back Transaction, to the purchase or acquisition (or, in the case of Operating Property, the construction) of Operating Property or Operating Assets or to the retirement, repurchase, redemption or repayment (other than at maturity or pursuant to a mandatory sinking fund or redemption provision and other than Indebtedness owned by the Company or any Restricted Subsidiary) of Securities of the series created by the Third Supplemental Indenture or of Funded Indebtedness of the Company ranking on a parity with or senior to the Securities of the series created by the Third Supplemental Indenture, or in the case of a Sale and Lease-Back Transaction by a Restricted Subsidiary, of Funded Indebtedness of such Restricted Subsidiary; provided that in connection with any such retirement, any related loan commitment or the like shall be reduced in an amount equal to the principal amount so retired.

                                    The foregoing restriction shall not apply
                  to, in the case of any Operating Property or Operating Asset acquired or constructed subsequent to the date eighteen months prior to the date of this Indenture, any Sale and Lease-Back Transaction with respect to such Operating Asset or Operating Property (including presently owned real property upon which such Operating Property is to be constructed) if a binding commitment is entered into with respect to such Sale and Lease-Back Transaction within 18 months after the later of the acquisition of the Operating Property or Operating Asset or the completion of improvements or construction thereon or commencement of full operations at such Operating Property (which in the case of a retail store is the opening of the store for business to the public).

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  Section 1301. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

                  The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities of this series upon compliance with the conditions set forth below in this Article Thirteen.

                  Section 1302. DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of the series created by the Third Supplemental Indenture on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of this series and to have satisfied all its other obligations under such Securities of this series and this Indenture insofar as such Securities of this series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of this series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such securities when such payments are due, (B) the Company's obligations with respect to such Securities of this series under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

                  Section 1303. COVENANT DEFEASANCE.

                  Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be released from its obligations under Section 501(4) (in respect of the covenants in Sections 1008 through 1010), Section 801 and Sections 1008 through 1010, the Securities of this series and the Holders of Securities of this series, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant Defeasance"). For this purpose, such covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities of this series shall be unaffected thereby.

                  Section 1304. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

                  The following shall be the conditions to application of either
         Section 1302 or Section 1303 to the Outstanding Securities of this series:

                           (1) The Company shall irrevocably have deposited or
                  caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities of this series, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the

                  Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities of this series on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities of this series. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the Company thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

                           (2) No Event of Default or event which with notice or
                  lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                           (3) Such Defeasance or covenant Defeasance shall not
                  cause the Trustee to have a conflicting interest as defined in
                  Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                           (4) Such Defeasance or covenant Defeasance shall not
                  result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                           (5) The Company shall have delivered to the Trustee
                  an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1302 or the covenant Defeasance under Section 1303 (as the case may be) have been complied with.

                           (6) In the case of an election under Section 1302,
                  the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Third Supplemental Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of this series will not recognize income, gain or loss for Federal income tax purposes as a result of such Defeasance or covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance or covenant Defeasance had not occurred."

                  Section 1305. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities of this series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of this series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of this series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of this series.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or covenant Defeasance.

                  Section 1306. REINSTATEMENT.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of this series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
         Section 1302 or 1303; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security of this series following the reinstatement of its obligations, the Company shall be subjugated to the rights of the Holders of such Securities of this series to receive such payment from the money held by the Trustee or the Paying Agent.

Section 504. REDEMPTION OF SECURITIES.

                  With respect to Securities of this series, Article 11 of the Indenture shall be deleted in its entirety and shall be replaced with the statement "[Intentionally Omitted]."

                                   ARTICLE SIX

                                    GUARANTEE

Section 601. GUARANTEE.

                  Each Guarantor hereby jointly and severally fully and unconditionally guarantees (each a "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture or the Securities or the obligations of the Company or any other Guarantor to the Holders or the Trustee hereunder or thereunder, that (a) the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, upon redemption, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other obligations of the Company or the Guarantor to the Holders of or the Trustee under the Indenture or the Securities hereunder (including fees, expenses or others) (collectively, the "Obligations") will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Securities; and (b) in case of any extension of time of payment or renewal of any Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. If the Company shall fail to pay when due, or to perform, any Obligations, for whatever reason, each Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under the Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the Obligations of the Guarantor hereunder in the same manner and to the same extent as the Obligations of the Company.

                  Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions of the Indenture or the Securities, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                  Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) the maturity of the Obligations may be accelerated as provided in Article Five of the Indenture for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations, and (b) in the event of any acceleration of such Obligations as provided in Article Five of the Indenture, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of its Guarantee.

Section 602. WAIVER OF DEMAND.

                  To the fullest extent permitted by applicable law, each of the Guarantors waives presentment to, demand of payment from and protest of any of the Obligations, and also waives notice of acceptance of its Guarantee and notice of protest for nonpayment.

Section 603. GUARANTEE OF PAYMENT.

                  Each of the Guarantors further agrees that its Guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Trustee or any Holder of the Securities to the security, if any, held for payment of the Obligations.

Section 604. NO DISCHARGE OR DIMINISHMENT OF GUARANTEE.

                  Subject to Section 610 of this Third Supplemental Indenture, the obligations of each of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Trustee or any Holder of the Securities to assert any claim or demand or to enforce any remedy under the Indenture or the Securities, any other guarantee or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

Section 605. DEFENSES OF COMPANY WAIVED.

                  To the extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Company or any other Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company, other than final and indefeasible payment in full in cash of the Obligations. Each of the Guarantors waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each of the Guarantors against the Company or any security.

Section 606. CONTINUED EFFECTIVENESS.

                  Subject to Section 610 of this Third Supplemental Indenture, each of the Guarantors further agrees that its Guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Trustee or any Holder of the Securities upon the bankruptcy or reorganization of the Company.

Section 607. SUBROGATION.

                  In furtherance of the foregoing and not in limitation of any other right of each of the Guarantors by virtue hereof, upon the failure of the Company to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of the Guarantors hereby promises to and will, upon receipt of written demand by the Trustee or any Holder of the Securities, forthwith pay, or cause to be paid, to the Holders in cash the amount of such unpaid Obligations, and thereupon the Holders shall, assign (except to the extent that such assignment would render a Guarantor a "creditor" of the Company within the meaning of Section 547 of Title 11 of the United States Code as now in effect or hereafter amended or any comparable provision of any successor statute) the amount of the Obligations owed to it and paid by such Guarantor pursuant to this Guarantee to such Guarantor, such assignment to be PRO RATA to the extent the Obligations in question were discharged by such Guarantor, or make such other disposition thereof as such Guarantor shall direct (all without recourse to the Holders, and without any representation or warranty by the Holders). If (a) a Guarantor shall make payment to the Holders of all or any part of the Obligations and (b) all the Obligations and all other amounts payable under this Third Supplemental Indenture shall be indefeasibly paid in full, the Trustee will, at such Guarantor's request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor.

Section 608. INFORMATION.

                  Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each of the Guarantors assumes and incurs hereunder, and agrees that the Trustee and the Holders of the Securities will have no duty to advise the Guarantors of information known to it or any of them regarding such circumstances or risks.

Section 609. SUBORDINATION.

                  Upon payment by any Guarantor of any sums to the Holders, as provided above, all rights of such Guarantor against the Company, arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations to the Trustee; PROVIDED, HOWEVER, that any right of subrogation that such Guarantor may have pursuant to this Third Supplemental Indenture is subject to Section 607 hereof.

Section 610. TERMINATION.

                  A Guarantor shall, upon the occurrence of either of the following events, be automatically and unconditionally released and discharged from all obligations under this Third Supplemental Indenture and its Guarantee without any action required on the part of the Trustee or any Holder if such release and discharge will not result in any downgrade in the rating given to the Securities by Moody's Investors Service and Standard and Poor's Rating
Services:

                  (a) upon any sale, exchange, transfer or other disposition (by merger or otherwise) of all of the Capital Stock of a Guarantor or all, or substantially all, of the assets of such Guarantor, which sale or other disposition is otherwise in compliance with the terms of the Indenture; provided, however, that such Guarantor shall not be released and discharged from its obligations under this Third Supplemental Indenture and its Guarantee if, upon consummation of such sale, exchange, transfer or other disposition (by merger or otherwise), such Guarantor remains or becomes a guarantor under any Credit Facility; or

                  (b) at the request of the Company, at any time that none of the Credit Facilities are guaranteed by any Subsidiary of the Company.

The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section. Any Guarantor not so released will remain liable for the full amount of the principal of, premium, if any, and interest on the Notes provided in this Third Supplemental Indenture and its Guarantee.

Section 611. GUARANTEES OF OTHER INDEBTEDNESS.

                  As long as the Securities are guaranteed by the Guarantors, the Company will cause each of its Subsidiaries that becomes a guarantor in respect of (i) any Indebtedness of the Company which is outstanding on the date hereof and (ii) any Indebtedness incurred by the Company after the date hereof (other than in respect of asset-backed securities), to include in any guarantee given by any such guarantor, provisions similar to those set forth in Section 610 hereof.

Section 612. ADDITIONAL GUARANTORS.

                  The Company will cause each of its Subsidiaries that becomes a guarantor in respect of any Indebtedness of the Company following the date hereof to execute and deliver a supplemental indenture pursuant to which it will become a Guarantor under this Third Supplemental Indenture, if it has not already done so or unless the Guarantor is prohibited from doing so by applicable law or a provision of a contract to which it is a party or by which it is bound.

Section 613. LIMITATION OF GUARANTOR'S LIABILITY.

                  Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal of state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under this Third Supplemental Indenture and its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of, any other Guarantor in respect of the obligations of such Guarantor under its Guarantee or pursuant to its contribution obligations under this Third Supplemental Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

Section 614. CONTRIBUTION FROM OTHER GUARANTORS.

                  Each Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with generally accepted accounting principles in effect in the United States of America as of the date hereof.

Section 615. NO OBLIGATION TO TAKE ACTION AGAINST THE COMPANY.

                  Neither the Trustee, any Holder nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or take any other steps under any security for the Obligations or against the Company or any other Person or any property of the Company or any other Person before the Trustee, such Holder or such other Person is entitled to demand payment and performance by any or all Guarantors of their liabilities and obligations under their Guarantee.

Section 616. DEALING WITH THE COMPANY AND OTHERS.

                  The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Guarantor hereunder and without the consent of or notice to any Guarantor, may:

                  (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

                  (b) take or abstain from taking security or collateral from the Company or from perfecting security or collateral from the Company;

                  (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the Obligations;

                  (d) accept compromises or arrangements from the Company;

                  (e) apply all monies at any time received from the Company or from any security to such part of the Obligations as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

                  (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Holders or the Trustee may see fit.

Section 617. EXECUTION AND DELIVERY OF THE GUARANTEE.

                  (a) To further evidence the Guarantee set forth in this Article Six, each Guarantor hereby agrees that a notation of such Guarantee shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of each Guarantor. The corporate seal of a Guarantor may be reproduced on the executed Guarantee and the execution thereof may be attested to by any appropriate officer of the Guarantor, but neither such reproduction nor such attestation is or shall be required.

                  (b) Each of the Guarantors hereby agrees that its Guarantee set forth in this Article Six shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                  (c) If an officer of a Guarantor whose signature is on this Third Supplemental Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates such Guarantee or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

                  (d) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Third Supplemental Indenture on behalf of each Guarantor.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

Section 701. MISCELLANEOUS.

                  (a) The Trustee accepts the trusts created by the Indenture, as supplemented by this Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Third Supplemental Indenture.

                  (b) The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture.

                  (c) All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

                  (d) Each of the Company and the Trustee makes and reaffirms as of the date of execution of this Third Supplemental Indenture all of its respective representations, covenants and agreements set forth in the Indenture.

                  (e) All covenants and agreements in this Third Supplemental Indenture by the Company, the Trustee and each Guarantor shall bind its respective successors and assigns, whether so expressed or not.

                  (f) In case any provisions in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  (g) Nothing in this Third Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the series of Securities created hereby, any benefit or any legal or equitable right, remedy or claim under the Indenture.

                  (h) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as may be amended from time to time, that is required under such Act to be a part of and govern this Third Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Third Supplemental Indenture as so modified or excluded, as the case may be.

                  (i) This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                  (j) All amendments to the Indenture made hereby shall have effect only with respect to the series of Securities created hereby.

                  (k) All provisions of this Third Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Third Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                              THE KROGER CO.

/s/ Bruce M. Gack                    By: /s/ Paul Heldman
---------------------------             ----------------------------------------
Assistant Secretary                    Name:        Paul Heldman
                                       Title:       Senior Vice President

Attest*: Each of the Guarantors Listed on Schedule I hereto, as Guarantor of the Securities


/s/ Bruce M. Gack                    By* : /s/ Paul Heldman
---------------------------             ----------------------------------------
(Assistant) Secretary                  Name:        Paul Heldman
                                       Title:       Vice President

Attest:                              VINE COURT ASSURANCE INCORPORATED,
                                     as Guarantor of the Securities


                                     By: /s/ Bruce M. Gack
---------------------------             ----------------------------------------
                                       Name:         Bruce Gack
                                       Title:        Vice President

Attest:                              KROGER DEDICATED LOGISTICS CO.,
                                     as Guarantor of the Securities



/s/ Bruce M. Gack                    By: /s/ Paul Heldman
---------------------------             ----------------------------------------
Secretary                              Name:         Paul Heldman
                                       Title:        President

-----------------


*    Signing as duly authorized officer for each such Guarantor.

Attest:                             RICHIE'S, INC.,
                                    as Guarantor of the Securities



                                    By: /S/ KEITH C. LARSON
---------------------------            ----------------------------------------
                                       Name:      Keith C. Larson
                                       Title:     Vice President Secretary

Attest: HENPIL, INC., as Guarantor of the Securities WYDIV, INC. , as Guarantor of the Securities


                                    By:  /s/ Steve Mcmillan
---------------------------            ----------------------------------------
                                       Name:       Steve McMillan
                                       Title:      Vice President and Secretary

Attest:                              FIRSTAR BANK, NATIONAL ASSOCIATION,
                                     as Trustee



                                     By: /s/ WILLIAM SICKING
---------------------------             ----------------------------------------
Assistant Secretary                     Name:         William Sicking
                                        Title:        Trust Officer

STATE OF _________                )
                                  )  ss.:
COUNTY OF _______                 )


                  On the day of June, 1999, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of The Kroger Co., and ____________________ of
each of the Guarantors Listed on Schedule I hereto and President of Kroger Dedicated Logistics Co., corporations described in and which executed the foregoing instrument; that he knows the seals of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.


                                        ----------------------------




STATE OF _________                )
                                  )  ss.:
COUNTY OF _______                 )


                  On the day of June, 1999, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is ________________ of Henpil, Inc. and Wydiv, Inc., corporations described in and which executed the foregoing instrument; that he knows the seals of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.


                                        ----------------------------

STATE OF _________                )
                                  )  ss.:
COUNTY OF _______                 )


                  On the day of June, 1999, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of Vine Court Assurance Incorporated, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.



                                        ----------------------------




STATE OF _________                )
                                  )  ss.:
COUNTY OF _______                 )


                  On the day of June, 1999, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is ____________ of Richie's, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.



                                        ----------------------------

STATE OF __________                   )
                                      )  ss.:
COUNTY OF ________                    )


                  On the day of June, 1999, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of Firstar Bank, National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                        ----------------------------

                                                                       EXHIBIT A

                                         REGULATION S CERTIFICATE

         (For transfers pursuant to Section 301(a)(i) of the Indenture)

Firstar Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Re:  6.34% Securities due 2001

                  Reference is hereby made to the Indenture, dated as of June 25, 1999 as amended by the Third Supplemental Indenture, dated as of June 25, 1999 (collectively, the "Indenture"), between The Kroger Co., as issuer (the "Company"), the Guarantors named therein, and Firstar Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to US$____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s).

                  CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                           (1) RULE 904 TRANSFERS. If the transfer is being
                  effected in
                  accordance with Rule 904:

                                    (A) the Owner is not a distributor of the
                           Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                                    (B) the offer of the Specified Securities
                           was not made to a person in the United States;

                                    (C) either:

                                            (i) at the time the buy order was
                                    originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                        (ii) the transaction is being executed
                                    in, on or through the facilities of the
                                    Eurobond market, as regulated by the
                                    Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                                    (D) no directed selling efforts have been
                           made in the United States by or on behalf of the Owner or any affiliate thereof;

                                    (E) if the Owner is a dealer in securities
                           or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied;

                                    (F) the transaction is not part of a plan or
                           scheme to evade the registration requirements of the Securities Act; and

                                    (G) if the transfer occurs during the
                           Restricted Period, the interest transferred will be held immediately through Euroclear or Cedel.

                           (2) RULE 144 TRANSFERS. If the transfer is being
                  effected pursuant to Rule 144:

                                    (A) the transfer is occurring after a
                           holding period of at
                           least one year (computed in accordance with paragraph
                           (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (B) the transfer is occurring after a
                           holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT B

                        RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to Section 301(a)(ii) of the Indenture)

Firstar Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Re:  6.34% Securities due 2001

                  Reference is hereby made to the Indenture, dated as of June 25, 1999 as amended by the Third Supplemental Indenture, dated as of June 25, 1999 (collectively, the "Indenture"), between The Kroger Co., as issuer (the "Company")"), the Guarantors named therein, and Firstar Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


         This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                           CUSIP No(s).
                           ISIN No(s). If any. ____________________
                           CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                           (1) RULE 144A TRANSFERS. If the transfer is being
                  effected in accordance with Rule 144A:

                                    (A) the Specified Securities are being
                           transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                                    (B) the Owner and any person acting on its
                           behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                           (2) RULE 144 TRANSFERS. If the transfer is being
                  effected pursuant to Rule 144:

                                    (A) the transfer is occurring after a
                           holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (B) the transfer is occurring after a
                           holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.
Dated:

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                      Exhibit C


                       UNRESTRICTED SECURITIES CERTIFICATE

       (For removal of Securities Act Legends pursuant to Section 301(b))

Firstar Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Re:  6.34% Securities due 2001

                  Reference is hereby made to the Indenture, dated as of June 25, 1999 as amended by the Third Supplemental Indenture, dated as of June 25, 1999 (collectively, the "Indenture"), between The Kroger Co., as issuer (the "Company"), the Guarantors named therein, and Firstar Bank, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.


         This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                           CUSIP No(s). ___________________________

                           CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 301(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                   SCHEDULE I

                                   Guarantors
                                   ----------

Name of Guarantor                          State of Organization
----------------------------------------------------------------

Dillon Companies, Inc.                     Kansas
Drug Distributors, Inc.                    Indiana
Inter-American Foods, Inc.                 Ohio
J.V. Distributing, Inc.                    Michigan
KRGP Inc.                                  Ohio
KRLP Inc.                                  Ohio
The Kroger Co. of Michigan                 Michigan
Kroger Limited Partnership I               Ohio (limited partnership)
   By: KRGP Inc., the General Partner
Kroger Limited Partnership II              Ohio (limited partnership)
   By: KRGP Inc., the General Partner
Peyton's-Southeastern, Inc.                Tennessee
Rocket Newco, Inc.                         Texas
Topvalco, Inc.                             Ohio

City Market, Inc.                          Colorado
Dillon Real Estate Co., Inc.               Kansas
Fry's Leasing Company, Inc.                Arizona
Jackson Ice Cream Co., Inc.                Kansas
Junior Food Stores of West Florida, Inc.   Florida
Kwik Shop, Inc.                            Kansas
Mini Mart, Inc.                            Wyoming
Quik Stop Markets, Inc.                    California
THGP Co., Inc.                             Pennsylvania
THLP Co., Inc.                             Pennsylvania
Turkey Hill, L.P.                          Pennsylvania (limited
                                              partnership)
Wells Aircraft, Inc.                       Kansas

Fred Meyer, Inc.                           Delaware
Fred Meyer Stores, Inc.                    Delaware
CB&S Advertising Agency, Inc.              Oregon
Distribution Trucking Company              Oregon
FM, Inc.                                   Utah
FM Holding Corporation                     Delaware
Grand Central, Inc.                        Utah
FM Retail Services, Inc.                   Washington
Fred Meyer of Alaska, Inc.                 Alaska
Fred Meyer of California, Inc.             California
Fred Meyer Jewelers, Inc.                  Delaware

Merksamer Jewelers, Inc.                   California
Roundup Co.                                Washington
JH Properties, Inc.                        Washington
Smith's Food & Drug Centers, Inc.          Delaware
Compare, Inc.                              Delaware
Saint Lawrence Holding Company             Delaware
Smith's Beverage of Wyoming, Inc.          Wyoming
Smitty's Supermarkets, Inc.                Delaware
Smitty's Equipment Leasing, Inc.           Delaware
Smitty's Super Valu, Inc.                  Delaware
Treasure Valley Land Company, L.C.         Idaho
Western Property Investment Group, Inc.    California

Quality Food Centers, Inc.                 Washington
Hughes Markets, Inc.                       California
Hughes Realty, Inc.                        California
KU Acquisition Corporation                 Washington
Second Story, Inc.                         Washington
Quality Food, Inc.                         Delaware
Quality Food Holdings, Inc.                Delaware
QFC Sub, Inc.                              Washington

Food 4 Less Holdings, Inc.                 Delaware
Ralphs Grocery Company                     Delaware
Alpha Beta Company                         California
Bay Area Warehouse Stores, Inc.            California
Bell Markets, Inc.                         California
Cala Co.                                   Delaware
Cala Foods, Inc.                           California
Crawford Stores, Inc.                      California
Food 4 Less of California, Inc.            California
Food 4 Less of Southern California, Inc.   Delaware
Food 4 Less Merchandising, Inc.            California
Food 4 Less GM, Inc.                       California

                                      -2-